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                                                                    EXHIBIT 10.8


                             INVESTMENT AGREEMENT



                                By and Between



                             CKG MEDIA.com, INC.,



                             GROUP OMNI-NET, INC.,



                        OMNI-NET.com (HOLDINGS), INC.,



                                ZULU-TEK, INC.,



                       ENHANCED SERVICES COMPANY, INC.,



                                      and



                          RICHARD FISHER, as trustee



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                              As of April 2, 1999

                             INVESTMENT AGREEMENT


     THIS INVESTMENT AGREEMENT (this "Agreement"), dated as of April 2, 1999, between CKG MEDIA.com, INC., a Delaware corporation, having an address at 420 Lexington Avenue, Suite 2101, New York, New York 10170 ("CKG"), GROUP OMNI-NET, INC., a Delaware corporation, having an address at 3415 S. Sepulveda Boulevard, Suite 500, Los Angeles, California 90034 ("Omni"), OMNI-NET.com (HOLDINGS), INC., a Delaware corporation having an address at 3415 S. Sepulveda Boulevard, Suite 500, Los Angeles, California 90034 ("Holdings"), ZULU-TEK, INC., a Utah corporation having an address at 3415 S. Sepulveda Boulevard, Suite 500, Los Angeles, California 90034 ("Zulu"), ENHANCED SERVICES COMPANY, INC., a Colorado corporation having an address at 3415 S. Sepulveda Boulevard, Suite 500, Los Angeles, California 90034 ("Enhanced" and sometimes referred to collectively with Omni, Holdings, and Zulu as "Investor"), and Richard Fisher, an individual residing at 337 Rumstick Road, Barrington, Rhode Island 02806, as trustee of the CKG Media.com, Inc. Stock Trust (the "Trustee").



                              W I T N E S S E T H:
                              - - - - - - - - - -



     WHEREAS, CKG is engaged in the internet advertising business;

     WHEREAS, simultaneously with the execution hereof, Omni is entering into that certain CKG Stockholders' Agreement, dated as of the date hereof (the "Stockholders' Agreement");

     WHEREAS, Enhanced is the indirect majority stockholder of Omni, which together with its predecessors, successors and any "Affiliates" (as that term is defined in Rule 405 promulgated under the Securities Act of 1933, as amended (the "Act")) is hereinafter referred to collectively as the "Company"; and

     WHEREAS, Investor, through the use of a blind trust (the "Trust"), desires to purchase from CKG, and CKG desires to issue to the Trustee of the Trust, 55 shares of common stock, par value $0.01 per share (the "Stock"), whereby the Investor shall be the beneficial owner of, upon the execution and delivery of this Agreement, one hundred percent (100%) of the issued and outstanding shares of the Stock on the terms and conditions set forth herein

      NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and in order to set forth the terms and conditions of the purchase and sale of the Stock and the manner of carrying the same into effect, the parties hereto hereby agree as follows:

      1.  Subscription for Purchase of Stock.  1On the basis of the
          ----------------------------------
representations, warranties, covenants and agreements contained herein, upon the Closing hereof (as that term is defined in Section 5 below) CKG agrees to issue, sell, transfer, convey and deliver to the Trustee, and Investor and/or the Trustee, as the case may be, agrees to purchase, acquire and accept delivery from CKG of, the Stock, subject to the terms and conditions set forth herein.

      2.  Consideration for Purchase of Stock.  As full and total consideration
          -----------------------------------
of the issuance, sale, transfer, conveyance, assignment and delivery of the Stock at the Closing by CKG to the Trustee, Investor agrees to cause to be delivered to CKG at the Closing (i) all rights, title and interest to the Omni Assets (as that term is defined in Section 3(a) hereof) and (ii) One Million Dollars ($1,000,000) (the "Cash Purchase Price") by wire transfer or certified or official bank check drawn on a bank which is a member of the New York Clearing House Association payable to the order of CKG.

      3.  (a)  Assignment of Assets.  Subject to and upon the terms and
               --------------------
conditions set forth in this Agreement, the Company agrees to transfer, convey, assign and deliver to CKG at the Closing the following assets (collectively, the "Omni Assets"):

          (i) all right, title and interest in and to any and all United States and foreign: (A) patents (including design patents, industrial designs and utility models) and patent applications (including docketed patent disclosures awaiting filing, reissues, divisions, continuations-in-part and extensions), patent disclosures awaiting filing determination, inventions and improvements thereto; (B) trademarks, service marks, trade names (including, without limitation, any trade names acquired by the Company (as that term is defined in Section 3(a)(v) hereof) in connection with the acquisition of a Company's business), trade dress, logos, business and product names, slogans, and registrations and applications for registration thereof;
          (C) copyrights (including software) and registrations thereof; (D) inventions, processes, designs, formulae, trade secrets, know-how, industrial models, confidential and technical information, manufacturing, engineering and technical drawings, product specif ications and confidential business information; (E) mask work and other semiconductor chip rights and registrations thereof; (F) intellectual property rights similar to any of the foregoing; (G) copies and tangible embodiments thereof (in whatever form or medium, including electronic media); and (H) all internet related rights, including but not limited to the Omni-net.com URL.

          (ii) all rights (including, but not limited to, any and all Intellectual Property rights, as that term is defined in Section 8(o)(i)) in and to the products and services sold, rented or leased and in and to any products or other Intellectual Property rights under research or development prior to or on the Closing Date;

          (iii) all of the rights of Omni under all Contracts (as hereinafter defined) and, including, without limitation, any right to receive payment for products sold or services rendered, and to receive goods and services, pursuant to such Contracts and to assert claims and take other rightful actions in respect of breaches, defaults and other violations of such Contracts; provided, however, that Investor shall not be responsible for obtaining the Consents (as hereinafter defined) to the assignment of such Contracts;

          (iv) all credits, prepaid expenses, deferred charges, return allowances, advance payments, security deposits and prepaid items;

          (v) all books, records, manuals and other materials (in any form or medium), including, without limitation, all records and materials maintained by Investor, advertising matter, catalogues, price lists, correspondence, mailing lists, lists of customers, distribution lists, photographs, production data, sales and promotional materials and records, purchasing materials and records, manufacturing and quality control records and procedures, blueprints, research and development files, records, data and laboratory books, Intellectual Property disclosures, media materials and plates, accounting records, and sales order files;

          (vi) to the extent their transfer is permitted by law, all consents, approvals, authorizations, waivers, permits, grants, franchises, concessions, agreements, licenses, exemptions or orders of regulation, certificate, declaration or filing with, or report or notice to any entity issued, executed, delivered or otherwise made to or for the benefit of the Omni Assets, including, without limitation, any consent to any instrument, lease, Contract, permit or other agreement that requires the consent or approval of a third party, and including all applications thereof (collectively, the "Consents") (provided, however, that Omni shall not be responsible for obtaining any Consents that it does not already possess) including, but not limited to, the Consent (the "Governmental Approval") of any nation, or government, any state or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including, without limitation, any government authority, agency, department, board, commission or instrumentality of the United States, any state of the United States or any political subdivision thereof, and any tribunal or arbitrator(s) of competent jurisdiction, and any self-regulatory organization (collectively, the "Governmental Authority" or "Governmental Authorities);

          (vii) all rights to choose in action, causes of action, claims and rights of recovery or setoff, lawsuits, judgments, claims and demands of any nature available to or being pursued by Omni with respect to Omni's business or the ownership, use, function or value of any of the Omni Assets whether arising by way of counterclaim or otherwise;

          (viii) all guarantees, warranties, indemnities and similar rights in favor of the Company with respect to any of the Omni Assets;

          (ix) accrued sales (in respect of outstanding proposals or work-in-process), commitments, proposals, Contracts, understandings or commitments, whether oral or written, to perform services;

          (x) the employment contracts (the "Employment Contracts"), as such are identified on Schedule A annexed to the Employment Contracts Assignment (as such term is defined in Section 6(a)(i) hereof) substantially in the form of Schedule 6(a)(i) annexed hereto; and
                                       ----------------

          (xi) cash and cash equivalents (including marketable securities) and accounts and notes receivable of Omni.

          (b)     Assumed Liabilities.
                  -------------------

          (i) The Omni Assets shall be conveyed free and clear of all liabilities, obligations, liens, claims and encumbrances, excepting only those liabilities, obligations, liens, claims and encumbrances which are expressly to be assumed by CKG hereunder, if any, CKG shall assume at the Closing, and thereafter timely pay, perform or discharge, when due, the "Assumed Liabilities," except to the extent that any of such Assumed Liabilities have been paid or satisfied as of the Closing Date. As used herein, the term "Assumed Liabilities" shall mean the liabilities set forth on Schedule 3(b) annexed hereto.
                                                  -------------

          (ii) CKG shall not and does not assume any liabilities, obligations or commitments of Omni, other than the Assumed Liabilities, and the Company shall be solely responsible, without limitation, for the following:

                  (A) Legal, accounting, brokerage and finder's fees and income, excise or real estate or other Transfer Taxes (as defined in Section 6(d) hereof) or other expenses incurred by or Investor in connection with this Agreement or the consummation of the transactions contemplated hereby;

                  (B) Debts, liabilities or obligations of any nature to any past or present shareholder of Omni;

                  (C) Any domestic, federal, state or local or foreign income, franchise, excise, use, property, payroll or similar or other Taxes (as defined in Section 8(i) hereof) (or penalties and interest thereon) imposed on Omni including, without limitation, those due as a result of the operation of Omni's business through the Closing Date; and

                  (D) Except as CKG shall have otherwise agreed herein, liabilities and obligations of Omni, if any, accruing prior to, on or after the Closing Date relating to Omni's employment of any of Omni's employees, including, without limitation, compensation, severance payments, if any, contributions to employee benefit plans, workers' compensation or other insurance claims.

          (c)     Excluded Assets. The Omni Assets do not include, and
                  ---------------
specifically exclude, the items set forth on Schedule 3(c) annexed hereto
                                             -------------
(hereinafter referred to as the "Excluded Assets").

          (d)     Consent of Third Parties. Investor will cooperate with CKG in
                  ------------------------
any lawful and economically feasible arrangement to provide that CKG shall receive the interest of Omni and in the Omni Assets assigned to CKG pursuant to this Agreement and/or any document executed in connection herewith, in the benefits under any such instrument, Contract, lease or permit or other agreement or arrangement, including performance by Omni as agent, if economically feasible. Nothing in this Section 3(d) shall be deemed a waiver by CKG of its right to have received on or before the Closing an effective assignment of all of the Omni Assets nor shall this Section 3(d) be deemed to constitute an agreement to exclude from the Omni Assets any assets described in Section 3(a) hereof.

      4.  Issuance of Stock.  As full and total consideration of (i) the sale,
          -----------------
transfer, conveyance, assignment and delivery of the Omni Assets to CKG, (b) the delivery of the Cash Purchase Price by Investor to CKG, and (c) in reliance upon the representations and warranties made herein by Investor, CKG agrees to issue and deliver to the Trustee 55 shares of Stock.

      5.  Closing.  The closing of the transaction contemplated under this
          -------
Agreement (the "Closing") shall take place with the execution and delivery of this Agreement at the offices of Zukerman Gore and Brandies, LLP or at such other location or in such other manner as the parties may mutually agree. The day on which the Closing actually takes place is herein sometimes referred to as the "Closing Date."

      6.  Investor's and the Company's Obligations at Closing;
          ----------------------------------------------------
          (a) At the Closing, Investor, agrees to cause to be delivered to CKG (and, as applicable, execute):

          (i) an Assignment and Assumption of Employment Contracts duly executed by Omni in substantially the form of Schedule 6(a)(i) hereto
                                                        ----------------
          (the "Employment Contracts Assignment");

          (ii)    the Cash Purchase Price as provided in Section 2 hereof;

          (iii) a certified copy of resolutions adopted by the Board of Directors of the Company authorizing the execution, delivery and performance of this Agreement;

          (iv) a certified copy of the certificate of incorporation, as amended, as appropriate, of Investor, from the appropriate officials of the jurisdiction in which Investor is incorporated;

          (v) certificates (and facsimiles dated as of the Closing Date) as to the good standing of Investor, from the appropriate officials of the jurisdiction in which Investor is qualified to transact business;

          (vi)    an opinion of Omni's counsel substantially in the form of
          Schedule 6(a)(vi) annexed hereto;
          -----------------

          (vii) such other good and sufficient deeds, bills of sale, endorsements, assignments, documents of title and other instruments of conveyance, assignment and transfer, in form and substance reasonably satisfactory to CKG's counsel, as shall be effective to vest in CKG good title to the Omni Assets;

          (viii) all contracts, files and other data (including, without limitation, lists of orders and computer disks and tapes) and documents pertaining to the Omni Assets;

          (ix) a Sublease Agreement for the Lease (as defined in Section 8(y)(i) hereof) in substantially the form of Schedule 6(a)(ix) annexed
                                                       -----------------
          hereto (the "Sublease Agreement");

          (x) an Assignment Agreement for the Intellectual Property in substantially the form of Schedule 6(a)(x) annexed hereto (the
                                    ----------------
          "Intellectual Property Assignment");

          (xi) that certain Stockholders' Agreement, dated as of the date hereof, to be entered into by Investor (the "Stockholders' Agreement");

          (xii)   Governmental Approvals;

          (xiii) executed documents with respect to the Trust in substantially the form of Exhibit 6(a)(xiii) annexed hereto;
                      ------------------

          (xiv)   customary closing certificates from officers of the Company;
          and

          (xv)    The Mutual Release in substantially the form of Exhibit
                                                                  -------
          6(a)(xv) annexed hereto.
          --------

          (xvi) a copy of a proposed amendment to articles of incorporation of Omni and Holdings (and any other corporations within the affiliated group of corporations of which they are members which contain the work "Omni"), duly executed by Investor, changing each of Omni's and Holdings' name (and the name of any other such corporation within the affiliated group) to a name that does not include any of the words "Omni-net", "Omni", "omni-net", "Omni-net.com", "CKG", "CKG Media" or "CKG Media.com", no matter what case, capital, lower or otherwise, or punctuation is used, which Investor agrees to duly file promptly following the Closing, it being understood that CKG has the present intent to utilize the name "Omni" and its various derivative forms described above in connection with its business;

          (xvii) all other documents and instruments required to be delivered to CKG pursuant to the provisions of this Agreement.

          (b) Omni agrees that from and after the Closing Date, CKG shall have the right and authority to bill and collect for its own account all billings in respect of each Omni's accounts receivable and work-in-process, if any, that are being transferred to CKG as provided herein. Omni agrees that it will promptly transfer and deliver to CKG any cash or other property which Omni may receive in respect of such billings.

          (c) At any time and from time to time after the Closing, at CKG's request and expense, without further consideration, Investor, shall execute and deliver such other additional instruments of sale, transfer, conveyance, assignment and confirmation and take such other action as CKG may reasonably deem necessary or desirable in order to transfer, convey and assign to CKG, and confirm CKG's title to and operating control of all of the business, properties, assets and goodwill of the Omni Assets thereof and to assist CKG in exercising all rights with respect thereto.

          (d) Investor shall be responsible for the timely payment of all income, sales (including, without limitation, bulk sales), use, value added, documentary, stamp, gross receipts, registration, transfer, conveyance, excise, recording, license and other similar Taxes (as defined in Section 8(i) hereof) and fees (collectively, "Transfer Taxes"), arising out of or in connection with or attributable to the transactions effected pursuant to this Agreement. Omni shall prepare and timely file all tax returns required to be filed in respect of Transfer Taxes (including, without limitation, all notices required to be given with respect to bulk sales taxes), provided that CKG shall be permitted to
                                   --------
prepare any such tax returns that are the primary responsibility of CKG under Applicable Law. CKG's preparation of any such tax returns shall be subject to Omni's approval, which approval shall not be unreasonably withheld or delayed.

          (e) At any time and from time to time after the Closing, at CKG's request and expense, without further consideration, Investor shall execute and deliver such other additional instruments of sale, transfer, conveyance, assignment and confirmation and take such other action as CKG may reasonably deem necessary or desirable in order to transfer, convey and assign to CKG the Omni Assets and any and all other assets transferred to CKG pursuant hereto or pursuant to any other document executed in connection herewith, but subject to this Agreement, to put CKG in actual possession and operating control thereof and to assist CKG in exercising all of CKG's rights with respect thereto and to take such action and execute such documents or instruments as may be reasonably requested by CKG in connection with any governmental or regulatory matters or filings required to be made by CKG, including, without limitation, any filings, documents or instruments to be delivered to the United States Securities and Exchange Commission or any other Governmental Authority, the New York Stock Exchange, CKG's lenders, auditors or any other appropriate party.

      7.  CKG's Obligations at Closing.  (a)  At the Closing, CKG agrees to
          ----------------------------
deliver, or cause to be delivered, as the case may be, to Investor (and, as applicable, execute):

          (i) Stock certificate(s) in the Trustee's name, dated as of the Closing Date, representing 55 shares of Stock;

          (ii) certificate as to the good standing of CKG from the appropriate officials of the jurisdictions in which CKG is incorporated or qualified and authorized to do business as a foreign corporation;

          (iii)  the opinion of CKG's counsel, substantially in the form of
          Schedule 7(a)(iii) annexed hereto;
          ------------------

          (iv) a true and correct copy of CKG's certificate of incorporation, as certified by the Secretary of State of the State of Delaware and a true and correct copy of CKG's by-laws, as certified by the secretary of CKG;

          (v)     the Stockholders' Agreement;

          (vi)    the Employment Contracts Assignment;

          (vii)   the Sublease Agreement; and

          (viii) all other documents and instruments required to be delivered to Investor pursuant to the provision of this Agreement.

          (b) At any time and from time to time after the Closing, at Investor's request and expense, without further consideration, CKG shall execute and deliver such other additional instruments of sale, transfer, conveyance, assignment and confirmation and take such other action as Investor may reasonably deem necessary or desirable in order to transfer, convey and assign to Investor and/or the Trustee, as the case may be, and confirm Investor's beneficial and the Trustee's legal title to, the Stock, and to assist Investor and/or the Trustee, as the case may be, in exercising all rights with respect thereto.


      8.  Representations and Warranties of the Company and Investor.  Investor
          ----------------------------------------------------------
represents and warrants, to CKG, as of the date of this Agreement and as of the Closing Date, as follows:

           (a)     Organization, Standing and Qualification. Except as set forth
                   ----------------------------------------
on Schedule 8(a) annexed hereto, (i) Investor is a corporation, duly organized,
   -------------
validly existing and in good standing under the laws of its state of incorporation; (ii) Investor has all requisite corporate power and authority and is entitled to carry on its business a now being conducted and to own, lease or operate its properties in the places where such business is now conducted and such properties are now owned, leased or operated; and (iii) Investor is duly qualified, licensed and in good standing as a foreign corporation authorized to do business in each state in with it transacts business. Investor has delivered or has agreed to deliver to CKG true and complete copies of the certificate of incorporation of each corporation which constitutes Investor and all amendments thereto, certified as true and correct by the appropriate state agencies, and the by-laws of each corporation which constitutes Investor, as presently in effect, certified as true and correct by the secretary of Investor, as the case may be.

          (b)     Subsidiaries.  Omni has no subsidiaries or divisions.  Omni's
                  ------------
business has not been conducted through any other direct or indirect subsidiary, division (other than Omni) or any Affiliate or any present or former shareholder of Investor. Omni has no interest, directly or indirectly, and has no commitment to purchase any interest, directly or indirectly, in any other corporation or in any partnership, joint venture or other business enterprise or entity

          (c)     Transactions with Certain Persons.  Except as set forth on
                  ---------------------------------
Schedule 8(c) annexed hereto,  Omni has not directly or indirectly, purchased,
-------------
leased from others or otherwise acquired any property of a material nature or obtained any services from, or sold, leased to others or otherwise disposed of any property of a material nature or furnished any services to, or otherwise dealt with (except with respect to remuneration for services rendered as a director, officer or employee of Omni), in the ordinary course of business or otherwise (i) any shareholder of Omni, or (ii) any person, firm, partnership, corporation or other entity which, directly or indirectly, alone or together with others, controls, is controlled by or is under common control with Investor or any shareholder of Investor. Except as set forth on Schedule 8(c) annexed
                                                        -------------
hereto, Omni does not owe any amount to, or have any contract with or commitment to, any of its shareholders, directors, officers, employees or consultants (other than compensation for current services not yet due and payable and reimbursement of expenses arising in the ordinary course of business), and none of such persons owes an amount in excess of $1,000 to Omni.

          (d)     Execution, Delivery and Performance of Agreement; Authority.
                  -----------------------------------------------------------
Except as set forth on Schedule 8(d) annexed hereto, neither the execution,
                       -------------
delivery nor performance of this Agreement and all other agreements to which Investor is a party required to be delivered by Investor pursuant to Section 6(a) hereof (which documents are hereinafter sometimes collectively referred to as "Investor's Related Agreements") by Investor will, with or without the giving of notice or the passage of time, or both, conflict with, result in a default, right to accelerate or loss of rights under, or result in the creation of any lien, charge or encumbrance pursuant to any provision of Investor's certificate of incorporation or by-laws or any franchise, mortgage, deed of trust, lease, license, agreement, Applicable Law, rule or regulation or any order, judgment or decree to which Investor is a party or by which any of them may be bound or materially or adversely affected or require any consent, authorization, approval or any other action by, or any notice to, or filing or registration with, any Governmental Authority or other third party. No Consent is required to be obtained or made by Investor in connection with the execution and delivery of this Agreement or the Investor's Related Agreements and to consummate the transactions contemplated hereby. Investor has the full power and authority to enter into this Agreement and, as applicable, Investor's Related Agreements and to carry out the transactions contemplated hereby, as applicable, all proceedings required to be taken by it to authorize and approve the execution, delivery and performance of this Agreement and Investor's Related Agreements have been properly taken, and this Agreement and Investor's Related Agreements constitute valid and binding obligations of Investor, enforceable in accordance with their terms, except that such enforcement may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium and similar law affecting creditors' rights generally. The execution, delivery and performance of this Agreement and Investor's Related Agreements have been duly authorized, to the extent required by Applicable Law and by all requisite corporate and shareholder action of Investor, if necessary.

          (e)     Capitalization.  All of the presently authorized, issued and
                  --------------
outstanding shares of capital stock of Omni are owned by Investor and have been duly authorized and validly issued and are fully paid and non-assessable. There are no outstanding subscriptions, rights, options, warrants, calls, contracts, demands, commitments, convertible securities or other agreements or arrangements of any character or nature whatsoever under which Investor is or may become obligated to issue, assign or transfer any shares of the capital stock of Omni.

          (f)     Ownership of Omni's Capital Stock.  The lawful record and
                  ---------------------------------
beneficial owner of Omni's capital stock is Enhanced, and its ownership is free and clear of any liens, claims, encumbrances or restrictions of any kind. Investor is not a party to or otherwise subject to any agreement, understanding or arrangement regarding the transfer, sale, disposition, purchase, acquisition or voting of Omni's capital stock.

          (g)     Financial Statements.  Omni has delivered to CKG copies of the
                  --------------------
following financial statements (hereinafter, collectively, the "Financial Statements"), copies of which are annexed hereto as Schedule 8(g), all of which
                                                    -------------
are true, accurate and correct, and have been prepared in good faith from the books and records of Omni in conformity with generally accepted accounting principles consistently applied and fairly present the financial position of Omni at such dates and for the periods then ended:


          (i) Balance sheets and unaudited related statements of income and retained earnings (including the notes thereto) of Omni, for the ___ month period then ended. (The balance sheets and related statements of operations for the period ended March 31, 1999 is hereinafter referred to as the "Balance Sheet" and the date March 31, 1999 is hereinafter referred to as the "Balance Sheet Date").

      Such Financial Statements do not contain any items of special or nonrecurring income or any other income not earned in the ordinary course of business except as expressly specified therein.

          (h)     Absence of Undisclosed Liabilities. As of the Balance Sheet
                  ----------------------------------
Date, except as reflected in the Balance Sheet, Omni had no debts, liabilities or obligations (whether absolute, accrued, contingent or otherwise) of any nature whatsoever.

          (i)     Taxes.  All Taxes imposed by the United States or by any
                  -----
foreign country or by any state, municipality, subdivision or instrumentality of the United States or of any foreign country, or by any other taxing authority, which are due or payable by Omni, and all interest and penalties thereon, whether disputed or not, have been paid in full; all tax returns required to be filed in connection therewith have been accurately prepared and duly and timely filed prior to the expiration of any available extension periods; and all deposits required by law to be made by Omni with respect to employees' withholding taxes have been duly made, except for the current reporting period. Omni is not currently delinquent in the payment of any foreign or domestic tax, assessment or governmental charge or deposit and has no tax deficiency or claim outstanding, or proposed or assessed against it, and, to Investor's knowledge, there is no basis for any such deficiency or claim. There is not now in force any extension of time with respect to the date on which any tax return was or is due to be filed by or with respect to Omni. As used in this Agreement, "Taxes" shall include, without limitation, all federal, state, provincial, local, foreign or other income, alternative minimum, accumulated earnings, add-on, personal holding, franchise, capital stock, net worth, capital, profits, gross receipt, value added, sales, use, goods and services, transaction, excise customs duties, transfer, conveyance, mortgage, registration, stamp, documentary, recording, premium, charges, fees, severance, environmental (including taxes under Section 59A of the Code), real property, gains tax, personal property, ad valorem, intangibles, rent, occupancy, license, occupational, employment, unemployment insurance, social security, disability, workers' compensation, payroll, withholding, estimated or other similar tax, duty or other governmental charge or assessment or deficiency thereof, including all interest and penalties thereon and additional thereto whether disputed or not.

          (j)     Absence of Changes or Events. Since the Balance Sheet Date,
                  ----------------------------
Omni has conducted its business only in the ordinary course and has not:

          (i) incurred any obligation or liability, absolute, accrued, contingent or otherwise, whether due or to become due, except current liabilities for trade or business obligations in the ordinary course of business and consistent with its prior practice, none of which liabilities, in any case or in the aggregate, materially and adversely affects the business, properties, assets, liabilities or condition, financial or otherwise, of Omni;

          (ii) discharged or satisfied any lien, charge or encumbrance other than those then required to be discharged or satisfied, or paid any obligation or liability, absolute, accrued, contingent or otherwise, whether due or to become due, other than current liabilities shown on the Balance Sheet and current liabilities incurred since the Balance Sheet Date in the ordinary course of business and consistent with its prior practice;

          (iii) declared or made any payment of dividends or other distribution to its shareholders or upon or in respect of any shares of its capital stock, or purchased, retired or redeemed, or obligated itself to purchase, retire or redeem, any of its shares of capital stock or other securities;

          (iv) mortgaged, pledged or subjected to lien, charge, security interest or any other encumbrance or restriction any of its property, business or assets, tangible or intangible;

          (v) sold, transferred, leased to others or otherwise disposed of any of its assets except in the ordinary course of business, or canceled or compromised any debt or claim, or waived or released any right of substantial value;

          (vi) received any notice of termination of any contract, lease or other agreement or suffered any damage, destruction or loss (whether or not covered by insurance) which, in any case or in the aggregate, has had a materially adverse effect on its assets, properties, operations or prospects;

          (vii) encountered any labor union organizing activity, had any actual or threatened employee strikes, work stoppages, slow-downs or lock-outs or had any material change in its relations with its employees, agents, customers or suppliers;

          (viii) transferred or granted any rights under, or entered into any settlement regarding the breach or infringement of, any United

          States or foreign license, patent, copyright, trademark, trade name, invention or similar rights, or modified any existing rights with respect thereto;

          (ix) made any material change in the rate of compensation, commission, bonus or other direct or indirect remuneration payable, or paid or agreed or orally promised to pay conditionally or otherwise, any material bonus, extra compensation, pension or severance or vacation pay, to any shareholder, director, officer, employee, salesman, distributor or agent of Omni;

          (x) issued or sold any shares of its capital stock or other securities, or issued, granted or sold any options, rights or warrants with respect thereto, or acquired any capital stock or other securities of any corporation or any interest in any business enterprise, or otherwise made any loan or advance to or investment in any person, firm or corporation;

          (xi) made any capital expenditures or capital additions or betterments;

          (xii)   changed its banking or safe deposit arrangements;

          (xiii) instituted, settled or agreed to settle any litigation, action or proceeding before any court or governmental body relating to Omni or its property;

          (xiv) failed in any material manner to replenish its inventories and supplies in a normal and customary manner consistent with its prior practice or made any purchase commitment in excess of the normal, ordinary and usual requirements of its business or at any price in excess of the then current market price or upon terms and conditions more onerous than those usual and customary in the industry, or made any material change in its selling, pricing, advertising or personnel practices inconsistent with its prior practice or, if so, consistent with prudent business practices prevailing in the industry;

          (xv) suffered any change, event or condition which, in any case or in the aggregate, has had or may have a materially adverse affect on Omni's condition (financial or otherwise), properties, assets, liabilities, operations or prospects including, without limitation, any change in Omni's revenues, costs, levels of committed business or relations with its employees, agents, customers or suppliers;

          (xvi) entered into any transaction, contract or commitment other than in the ordinary course of business or paid or agreed to pay any legal, accounting, brokerage, finder's fee, taxes or other expenses in connection with, or incurred any severance pay obligations by reason of this Agreement or the transactions contemplated hereby; or

          (xvii) entered into any agreement or made any commitment, whether written or oral, to take any of the types of action described in subparagraphs (i) through (xvi) above.

          (k)     Litigation.  There is no claim, legal action, suit,
                  ----------
arbitration or other legal or administrative proceeding (or governmental investigation) or any order, decree or judgment in progress, pending or in effect, or, to the knowledge of Investor, threatened against or relating to Omni, its officers or directors, its properties, assets or business in connection with the transactions contemplated by this Agreement, and Investor does not know or has no reason to be aware of any basis for the same.

          (l)     Compliance with Laws and Other Instruments. Omni has complied
                  ------------------------------------------
in all material respects with all existing laws, rules, regulations, ordinances, orders, judgments and decrees applicable to its business, properties or operations. Neither the ownership nor use of the Omni Assets nor the conduct of its business by Omni conflicts in any material respect with the rights of any other person, firm or corporation; or violates, or with or without the giving of notice or the passage of time, or both, will violate, conflict with or result in a default, right to accelerate or loss of rights under, any terms or provisions of Omni's certificate of incorporation or by-laws as presently in effect, or any lien, encumbrance, mortgage, deed of trust, lease, license, agreement, understanding, law, ordinance, rule or regulation, or any order, judgment or decree to which Investor is a party or by which it may be bound or affected.

          (m)     Title to Properties.  Omni has good and marketable title to
                  -------------------
the Omni Assets. None of the Omni Assets are subject to any loan agreement, conditional sale or title retention agreement, equipment obligation, lease purchase agreement, mortgage, indenture, pledge, security agreement, guaranty, lien, charge, security interest, encumbrance, restriction, lease, license, easement, liability or adverse claim of any nature whatsoever (excluding trade and account payables), direct or indirect, whether accrued, absolute, contingent or otherwise. Omni has not sold, transferred, assigned or otherwise conveyed any right, title or interest in or to any of Omni's customer lists or any rights thereto.

          (n)     Insurance.  Set forth on Schedule 8(n) annexed hereto is an
                  ---------                -------------
accurate and complete list of all fire, theft, casualty, liability and other insurance policies procured by Omni or Investor with respect to Omni's business. Except as set forth on Schedule 8(n) annexed hereto, all insurance policies
                       -------------
relating to Omni are in full force and effect, and all premiums due thereon have been paid. Set forth on Schedule 8(n) annexed hereto, is a
                                     -------------
description of all open claims made by Omni under any policy of insurance and all claims which in the opinion of Investor reasonably formed and held, should or could be made under any such policy.

          (o)     Intellectual Property.
                  ---------------------

          (i)     Title. Schedule 8(o)(i) annexed hereto contains a complete and
                  -----  ----------------
          correct list of all United States and foreign: (A) patents (including design patents, industrial designs and utility models) and patent applications (including docketed patent disclosures awaiting filing, reissues, divisions, continuations-in-part and extensions), patent disclosures awaiting filing determination, inventions and improvements thereto; (B) trademarks, service marks, trade names, trade dress, logos, business and product names, slogans, and registrations and applications for registration thereof; (C) copyrights (including software) and registrations thereof; (D) inventions, processes, designs, formulae, trade secrets, know-how, industrial models, confidential and technical information, manufacturing, engineering and technical drawings, product specifications and confidential business information; (E) mask work and other semiconductor chip rights and registrations thereof; (F) intellectual property rights similar to any of the foregoing; (G) copies and tangible embodiments thereof (in whatever form or medium, including electronic media); (H) all internet related rights, including but not limited to the Omni-net.com URL (collectively, "Intellectual Property") that is owned by Omni (the "Owned Intellectual Property") other than (1) inventions, trade secrets, processes, formulas, compositions, designs and confidential business and technical information and (2) Intellectual Property that is not registered or subject to application for registration. Omni owns or has the exclusive right to use pursuant to license, sublicense, agreement or permission all Owned Intellectual Property, free from any Encumbrances and free from any requirement of any past, present or future royalty payments, license fees, charges or other payments, or conditions or restrictions whatsoever. The Owned Intellectual Property comprise all of the Intellectual Property necessary for CKG to conduct and operate Omni's business as now being conducted.

          (ii)    Transfer.  Immediately after the Closing, CKG will own all of
                  --------
          the Owned Intellectual Property and will have the right to use all Intellectual Property, free from any liens and on the same terms of any person in effect prior to the Closing.

          (iii)   No Infringement. To Investor's knowledge, the conduct of
                  ---------------
          Omni's business does not infringe or otherwise conflict with any rights of any person in respect of any Intellectual Property.

          (iv)    Licensing Arrangements. Omni is not a party to any material
                  ----------------------
          agreements, arrangements or laws (A) pursuant to which Omni has licensed Intellectual Property to, or the use of Intellectual Property is otherwise permitted

          (through non-assertion, settlement or similar agreements or otherwise) by, any other party and (B) pursuant to which Omni has had Intellectual Property licensed to it, or has otherwise been permitted to use Intellectual Property.

          (v)     No Intellectual Property Litigation. No claim or demand has
                  -----------------------------------
          been made nor is there any proceeding that is pending, or to the knowledge of Investor, threatened, which (A) challenges the rights of Omni in respect of any Intellectual Property, or (B) asserts that Omni is infringing or otherwise in conflict with, or is, required to pay any royalty, license fee, charge or other amount with regard to, any Intellectual Property. None of the Intellectual Property is subject to any outstanding order, ruling, decree, judgment or stipulation by or with any court, arbitrator, or administrative agency.

          (p)     [Intentionally omitted.]

          (q)     Receivables.  All accounts and trade receivables of Omni which
                  -----------
are reflected on the Balance Sheet and which have arisen since the date thereof, have arisen only from bona fide transactions in the ordinary course of Omni's business and shall be (or have been) fully collectible when due, without, to Investor's best knowledge, resort to litigation; and without offset or counterclaim, in the aggregate face amounts thereof.

          (r)     Absence of Certain Business Practices. To the knowledge of
                  -------------------------------------
Investor, Omni has not, nor has any officer, employee or agent of Omni, nor any other person acting on its behalf, directly or indirectly, given or agreed to give any gift or similar benefit of a material nature to any customer, supplier, governmental employee or other person who is or may be in a position to help or hinder the business of Omni (or assist Omni in connection with any actual or proposed transaction) which (i) is likely to subject Omni to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (ii) if not given in the past, is likely to have had an adverse effect on the assets, business or operations of Omni as reflected on the Financial Statements or (iii) if not continued in the future, is likely to adversely affect the assets, business, operations or prospects or which might subject Omni to suit or penalty in any private or governmental litigation or proceeding.

          (s)     Disclosure.  No representation or warranty by Investor
                  ----------
contained in this Agreement or in any other document furnished or to be furnished by Investor in connection herewith or pursuant hereto contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact required to make the statements herein or therein contained not misleading. The representations and warranties contained in this Section 8 shall not be affected or deemed waived by reason of the fact that CKG and/or its representatives knew or should have known that any such representation or warranty is or might be inaccurate in any respect.

          (t)     Labor Disputes.  Omni is not a party to or bound by any
                  --------------
collective bargaining agreement and there are no labor unions or other organizations representing or purporting to represent any employees employed by Omni. With respect to Omni's business (i) no work stoppage by employees of Omni has occurred and is continuing or is threatened, (ii) Investor does not have any actual knowledge of any pending or threatened charges or claims against Omni of unfair labor practices, wage and hour violations, FMLA violations, OSHA violations, immigration law violations, ERISA violations, or discrimination based on age, race, sex, religion, national origin or any other basis, which individually or in the aggregate, would be materially adverse to the business of Omni, (iii) there are no pending labor negotiations with or union organization efforts by any employees of Omni or with any union representing or, to Investor's best knowledge, attempting to represent any employees of Omni and (iv) Investor has no any actual knowledge of employee grievances or complaints which in the aggregate would be material and adverse to the business of Omni that has not been settled or otherwise resolved to the satisfaction of Omni and the employees.

          (u)     Advance Billings.  Omni has not received any advance billings
                  ----------------
from clients in respect of jobs which will be completed following the Closing.

          (v)     Contracts and Proposals.
                  -----------------------

          (i)     Schedule 8(v) annexed hereto contains a complete and correct
                  -------------
          list of all agreements, contracts, licenses, commitments and other instruments and arrangements (whether written or oral) by which Omni is bound ("Contracts").

          (ii) Omni has delivered to CKG complete and correct copies of all written Contracts, together with all amendments thereto, including an accurate description of all material terms of all oral Contracts, set forth or required to be set forth in Schedule 8(v) hereto.
                                               -------------

          (iii)   Except as set forth on Schedule 8(v), all Contracts are in
                                         -------------
          full force and effect and enforceable against each party thereto. To the actual knowledge of Investor, there does not exist under any Contract any event of default or event or condition that, after notice or lapse of time or both, would constitute a violation, breach or event of default thereunder on the part of Omni except as set forth in
          Schedule 8(v) annexed hereto and except for such events or conditions
          -------------
          that, individually and in the aggregate, (A) has not had or resulted in, and will not have or result in a default or an event which, after notice or lapse of time, or both, would constitute a default or result in a right to accelerate a loss of right (a "Material Adverse Effect") and (B) has not and will not materially impair the ability of Omni to perform its obligations under this Agreement and under the Investor's Related Agreements. None of the existing or completed Contracts is subject to renegotiation with any governmental body. Except as set forth in Schedule 8(v), no consent of any third party is required
                   -------------
          under any Contract as a result of or in connection with, and the enforceability of any Contract will not be affected in any manner by, the execution, delivery and performance of this

          Agreement or any of the Investor's Related Agreements or the consummation of the transactions contemplated thereby.

          (iv) Omni no has any outstanding power of attorney in favor of any party relating to Omni.

          (w)     Directors and Officers.  Schedule 8(w) annexed hereto contains
                  ----------------------   -------------
a complete and accurate list of the names of all of Omni's directors and officers.

          (x)     Inventories.  Omni maintains no inventory of equipment held
                  -----------
for sale or rent, spare parts, replacement and component parts,

          (y)     Real Property.
                  -------------

          (i)     Lease.  Schedule 8(y) annexed hereto is the real estate lease
                  -----   -------------
(the "Lease") pursuant to which Omni occupies or uses real property in connection with its business. Omni has delivered to CKG a correct and complete copy of the Lease. The Lease is legal, valid, binding, enforceable, and in full force and effect, except as may be limited by bankruptcy, insolvency, reorganization and similar Applicable Laws affecting creditors generally and by the availability of equitable remedies. To the knowledge of Investor, neither Omni nor the landlord under the Lease is (or upon the consummation of the transactions contemplated hereby, will be) in default, violation or breach in any respect under the Lease, and no event has occurred and is continuing that constitutes or, with notice or the passage of time or both, would constitute a default, violation or breach in any respect under the Lease. The Lease has not been pledged, mortgaged, assigned, modified or amended by Omni. The Lease grants Omni the exclusive right to use and occupy the demised premises thereunder. Omni has good and valid title to the leasehold estate under the Lease free and clear of all liens created by Omni. Omni enjoys peaceful and undisturbed possession under its lease for the leased real property. Except as set forth on Schedule
                                                                     --------
8(y)(i) annexed hereto, no consent is required by any landlord, lessor, ground
-------
lessor, mortgagee, or other party holding any interest in connection with or in respect of the Lease, by virtue of the transactions contemplated hereby.

          (ii)    No Proceedings. There are no eminent domain or other similar
                  --------------
proceedings pending or, to the knowledge of Investor, threatened affecting any portion of the leased real property and there is no proceeding pending or, to the knowledge of Investor, threatened for the taking or condemnation of any portion of the leased real property. There is no writ, injunction, decree, order of judgment outstanding, nor any action, claim, suit or proceeding, pending or, to the knowledge of Investor, threatened, relating to the ownership, lease, use, occupance or operation by any person of any of the leased real property.

          (iii)   Current Use.  To the knowledge of Investor, the use and
                  -----------
operation of the real property in the conduct of Omni's business does not violate in any material respect any instrument of record or agreement affecting the real property. To the knowledge of Investor, there is no violation of any covenant, condition, restriction, easement or order of any Governmental Authority having jurisdiction over such property or of any other person entitled to enforce the same affecting the real property or the use or occupancy hereof. Except as set forth on Schedule 8(y)(iii) annexed hereto, no damage or
                       ------------------
destruction has occurred with respect to any of the real property.

          (z)     Investment Intent. In order to induce CKG to issue the Stock
                  -----------------
to the Trustee, and upon reliance thereof, Investor hereby represents and warrants to CKG:

                  (i) Investor has such knowledge and experience in financial, business, investment and banking matters (including but not limited to investments in restricted, non-listed and non-registered securities) such that Investor is capable of evaluating the merits, risks and advisability of the acquisition of the Stock;

                  (ii) Investor has adequate means of providing for its current financial needs and possible contingencies and has no need for liquidity of its investment in the Stock;

                  (iii) Investor is able to bear the economic risks inherent in an investment in the Stock and that an important consideration bearing on its ability to bear the economic risk of the purchase of the Stock is whether Investor can afford a complete loss of Investor's investment in the Stock and the undersigned Investor represents and warrants that it can afford such a complete loss;

                  (iv) The Stock is being acquired solely for Investor's own account, for investment purposes only and not with a view towards the distribution or resale to others and he has no present commitment or arrangement providing for the distribution thereof;

                  (v) Investor is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Act;

                  (vi) Investor's decision to receive the Stock as partial consideration hereunder is not based on any promotional, marketing or sales materials, and Investor and its representatives have been afforded, prior to the entering into of this Agreement and the receipt of the Stock by the Trustee, the opportunity to ask questions of, and to receive answers from, CKG and its management, and has had access to all documents and information which Investor deems material to a decision to receive the Stock hereunder.

                  (vii) Investor will not cause the Trustee nor will the Trustee transfer any Stock unless such Stock is registered under the Act, and under any applicable state securities or "blue sky" laws (collectively, the "Securities Laws"), or unless an exemption is available under such Securities Laws, and that CKG may, if it chooses, where an exemption from registration is claimed by Investor, condition any transfer of the Stock out of Trustee's name on an opinion of CKG's counsel to the effect that the proposed transfer is being effected in accordance with, and does not violate, an applicable exemption from registration under the Securities Laws;

                  (viii) Investor acknowledges, understands and appreciates that the Stock has not been registered under the Act, by reason of a claimed exemption under the provisions of such Act and a similar exemption to the registration provisions of applicable state securities laws, all of which depends, in large part, upon the representations as to investment intent and other related matters set forth herein;

                  (ix) Investor understands it is the view of the Securities and Exchange Commission (the "SEC") that, among other things, a purchase with a present intent to distribute or resell would represent a purchase and acquisition with an intent inconsistent with the representations herein made by Investor, and consequently, the SEC might regard such a transfer as a deferred sale for which the exemption from registration is not available;

                  (x) Investor understands, acknowledges, and appreciates that CKG is relying upon, and it is entitled to rely upon, all of the representations and warranties contained in this Section 8;

                  (xi) Investor agrees and consents to the placement of a legend on the certificate(s) representing the Stock substantially in the form set forth in Section 13(n) below which shall state that the Stock has not been registered under the Act or applicable state securities laws; and

                  (xii) Investor understands, acknowledges, and agrees that no return on investment, whether through distributions, appreciation, transferability or otherwise, and no performance by, through or of CKG, has been promised, assured, represented or warranted by CKG with respect to the Stock, or by any director, officer, employee, agent or representative thereof and the Stock to be received under this Agreement is not registered under applicable federal or state securities laws, and thus may not be sold, conveyed, assigned or transferred unless registered under such laws or unless an exemption from registration is available under such laws, and therefore, there is no present public or other market for such Stock, and Investor may not be able to liquidate its investment in the event of an emergency or otherwise, the transferability of the Stock is severely limited, and, as such, Investor could sustain a complete loss with respect to the Stock.

          (aa)    Subordination of Stock.  Investor understand, acknowledges and
                  ----------------------
agrees that this Agreement and Investor's beneficial ownership and the Trustee's legal ownership of the Stock pursuant to the transaction contemplated herein, is subject to the terms and conditions of (i) the certificate of incorporation of CKG and (ii) the Stockholders' Agreement.

      9.  Representations and Warranties of CKG. CKG represents and warrants to
          -------------------------------------
Investor as follows:

          (a)     Organization, Standing and Qualification. CKG is a corporation
                  ----------------------------------------
duly organized, validly existing and in good standing under the laws of the State of Delaware; has all requisite corporate power and authority and is entitled to carry on its business as now being conducted and to own, lease or operate its properties in the places where such business is now conducted and such properties are now owned, leased or operated; and is duly qualified, licensed and in good standing as a foreign corporation authorized to do business in the states listed on Schedule 9(a) annexed hereto, which are the only states
                        -------------
where the failure to be so qualified would have a material adverse effect on the condition, financial or otherwise, of CKG. CKG has delivered to Investor true and complete copies of the certificate of incorporation of CKG, certified as true and correct by the Office of the Secretary of State of the State of Delaware, and the by-laws of CKG as presently in effect, certified as true and correct by CKG's secretary.

          (b)     Execution, Delivery and Performance of Agreement; Authority.
                  -----------------------------------------------------------
Except as set forth on Schedule 9(b) hereto, neither the execution, delivery nor
                       -------------
performance of this Agreement will, with or without the giving of notice or the passage of time, or both, conflict with, result in a default, right to accelerate or loss of rights under, or result in the creation of any lien, charge or encumbrance pursuant to any provision of CKG's certificate of incorporation or by-laws or any franchise, mortgage, deed of trust, lease, license, agreement, law, rule or regulation or any order, judgment or decree to which CKG is a party or by which CKG may be bound or materially or adversely affected or require any consent, authorization, approval or any other action by, or any notice to or filing or registration with, any governmental authority or other third party. Except as set forth on Schedule 9(b) hereto, no other party,
                                           -------------
including, without limitation, any present or former partner, shareholder in common with, or employee of CKG has, may or will have any right to any of the proceeds of the sale of the Stock. CKG has the full power and authority to enter into this Agreement and to carry out the transaction contemplated hereby, all proceedings required to be taken by CKG to authorize and approve the execution, delivery and performance of this Agreement have been properly taken, this Agreement constitutes a valid and binding obligations of CKG, enforceable in accordance with its terms, except that such enforcement may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium and similar law affecting creditors' rights generally. The execution, delivery and performance of this Agreement by CKG has been duly authorized, to the extent required by applicable law and by all requisite corporate and shareholder action of CKG, if necessary.

          (c)     Capitalization.  All of the shares of capital stock of CKG has
                  --------------
been duly authorized and validly issued and are fully paid and non-assessable. Except for the Class A Common Stock which is convertible upon an initial public offering into common stock of CKG, there are no outstanding subscriptions, rights, options, warrants, calls, contracts, demands, commitments, convertible securities or other agreements or arrangements of any character or nature whatsoever under which CKG is or may become obligated to issue, assign or transfer any shares of the capital stock of CKG.

          (d)     Ownership of CKG's Capital Stock.  CKG is not a party to or
                  --------------------------------
otherwise subject to any agreement, understanding or arrangement regarding the transfer, sale, disposition, purchase, acquisition or voting of the Stock. Upon the delivery thereof to the Trustee at Closing, the Trustee will acquire good, marketable and valid title to the Stock free and clear of any liens, claims, encumbrances or restrictions of any kind.

      10. Indemnification.  (a) Investor, on the one hand, and CKG, on the other
          ---------------
hand (as the case may be, the "Indemnifying Party") hereby indemnifies and agrees to defend and hold CKG, its shareholders, officers, directors, members, employees, counsel, accountants and agents, on the one other hand, and Investor, its shareholders, officers, directors, members, employees, counsel, accountants and agents, on the other hand (as the case may be, an "Indemnified Party") harmless from damages, liabilities, losses, costs or expenses (including, without limitation, reasonable counsel fees and expenses) suffered or paid, directly or indirectly, as a result of or arising out of the failure of any respective representation or warranty made by the Indemnifying Party (but only to the best of Indemnifying Party's knowledge) in this Agreement or in any Schedule or Exhibit attached hereto to be true, complete and correct in all material respects as of the date of this Agreement and as of the Closing Date.

                  (i) If any action, suit, proceeding or investigation is commenced, as to which an Indemnified Party proposes to demand indemnification, it shall notify the Indemnifying Party (the "Indemnity Notice") with reasonable promptness; provided, however, that any failure by an Indemnified Party to
            --------  -------
notify the Indemnifying Party shall not relieve the Indemnifying Party from its obligations hereunder, except to the extent that the Indemnifying Party shall have been materially prejudiced in their respective ability to defend the action, suit, proceedings or investigation for which such indemnification is sought by reason of such failure. An Indemnified Party shall have the right to retain counsel of its own choice in its sole discretion, and the Indemnifying Party shall pay the reasonable fees, reasonable expenses and reasonable disbursements of such counsel; and such counsel shall to the extent consistent with its professional responsibilities cooperate with the Indemnifying Party and any counsel designated by the Indemnifying Party. The Indemnifying Party shall be liable for any settlement of any claim against an Indemnified Party made with the Indemnifying Party written consent, which consent shall not be unreasonably withheld. The Indemnifying Party shall not, without prior written consent of an Indemnified Party, settle or compromise any claim, or permit a default or consent to the entry of any judgment in respect thereof, unless such settlement, compromise or consent includes, as an unconditional term thereof, the giving by the claimant to an Indemnified Party of an unconditional release from all liability in respect to such claim.

                  (ii) In order to provide for just and equitable contribution, if a claim for indemnification pursuant to these indemnification provisions is made but it is found in a final judgment by a court of competent jurisdiction (not subject to further appeal) that such indemnification may not be enforced in such case, even though the express provisions hereof provide for indemnification in such case, then the Indemnifying Party, on the one hand, and an Indemnified Party, on the other, shall contribute to the losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs and expenses to which the indemnified persons may be subject in accordance with the relative benefits received by the Indemnifying Party, on the one hand, and an Indemnified Party, on the other hand, in connection with the statements, acts or omissions which resulted in expenses and the relevant equitable considerations shall also be considered. No person found liable for a fraudulent misrepresentation shall be entitled to contribution from any person who is not also found liable for such fraudulent misrepresentation.

                  (iii) The obligations to indemnify and hold harmless pursuant to this Section 10 shall survive the Closing Date.

      11. Nature and Survival of Representations and Warranties; Rules Regarding
          ----------------------------------------------------------------------
Indemnification and Other Actions.
---------------------------------

          (a) All statements, representations, warranties and indemnities made by each of the parties hereto (and in any schedule or exhibit annexed hereto) are and shall be true and correct as of the date hereof and as of the Closing Date, and each of them shall survive the Closing as provided in Section 11(b) hereof and shall be subject to Section 10 hereof.

          (b) No claim shall be made or enforced against an Indemnifying Party, whether pursuant to Section 10 hereof or by an action at law or any other action including, but not limited to, a claim of a breach of a representation and warranty (collectively, "Other Action") unless and to the extent that the Indemnity Notice or notice of an Other Action shall have been given by the party seeking indemnification or instituting an Other Action to the Indemnifying Party not later than 36 months after the Closing Date or, with respect to Taxes, the date upon which the applicable period of limitation on assessment or refund of any relevant tax has expired; provided that claims asserted pursuant to an Indemnity Notice prior to the expiration of the applicable survival period shall survive until such claim shall be resolved and payment in respect thereof, if any is owing, shall be made.

      12. Notices.  Any and all notices, demands or requests required or
          -------
permitted to be given under this Agreement shall be given in writing and sent, by registered or certified U.S. mail, return receipt requested, by hand, or by overnight courier, addressed to the parties hereto at their addresses set forth above or such other addresses as they may from time-to-time designate by written notice, given in accordance with the terms of this Section, together with copies thereof as follows:

          In the case of CKG, with a copy to:

          Zukerman Gore & Brandeis, LLP
          900 Third Avenue
          New York, New York  10022-4728
          Facsimile no.:  (212) 223-6433

          Attention: Andrew M. Chonoles, Esq.

          In the case of Investor, with a copy to:

          Justin Walker, Esq.
          3145 S. Sepulveda Boulevard
          Suite 500
          Los Angeles, California 90034

(In addition, without constituting notice hereunder, the parties shall use reasonable efforts to send by facsimile to counsel for the party to whom notice is to be sent copies of all notices sent by such party). Notice given as provided in this Section shall be deemed effective: (i) on the date hand delivered, (ii) on the first business day following the sending thereof by overnight courier, and (iii) on the seventh calendar day (or, if it is not a business day, then the next succeeding business day thereafter) after the depositing thereof into the exclusive custody of the U.S. Postal Service.

      13. Miscellaneous.  (a)  This Agreement, including, without limitation,
          -------------
the schedules and other documents referred to herein, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes any and all prior agreements, arrangements or understandings with respect hereto, and may not be modified or amended except by a written agreement specifically referring to this Agreement signed by all of the parties hereto.

          (b) No waiver of any breach or default hereunder shall be considered valid unless in writing and signed by the party giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

          (c) This Agreement shall be binding upon and inure to the benefit of each corporate party hereto, its successors and assigns, and each individual party hereto and his heirs, personal representatives, successors and assigns.

          (d) The section headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of said sections.

          (e) Each party hereto shall cooperate, shall take such further action and shall execute and deliver such further documents as may be reasonably requested by any other party in order to carry out the provisions and purposes of this Agreement.

          (f) Except as otherwise provided herein or in agreements delivered in connection with this Agreement, all legal, accounting and other costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party or parties incurring the same.

          (g) This Agreement may be executed in one or more original or facsimile counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument.

          (h) This Agreement and all amendments hereto shall be governed by, construed and enforced in accordance with the internal laws of the State of New York without reference to principles of conflict of laws.

          (i) If any provision of this Agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision, only to the extent it is invalid or unenforceable, and shall not in any manner affect or render invalid or unenforceable any other severable provision of this Agreement, and this Agreement shall be carried out as if any such invalid or unenforceable provision were not contained herein.

          (j) All schedules attached hereto shall be incorporated by reference herein as if set forth herein in full.

          (k) CKG and Investor, represent and warrant to the other that there is no obligation to pay any commission, finder's fee, broker's fee or similar charge in connection with the transactions provided for in this Agreement, resulting from any agreements or other action of such representing party.

          (l) The parties hereto hereby irrevocably consent to the exclusive jurisdiction of all Federal and State courts in New York County, New York in connection with any proceedings brought by CKG the Trustee or Investor, or their successors or assigns, in connection with this Agreement.

          (m) This Agreement is not intended to, and shall not confer any rights upon, any parties other than the express parties hereto.

          (n)     Public Announcements. Investor agrees that is shall not
                  --------------------
release any public announcement which relates to CKG's business without obtaining the prior written approval of CKG, which approval shall not be unreasonably withheld or delayed. For purposes of this Agreement the parties agree that the term "delayed" shall mean a failure by CKG to respond by telecopier to Investor's beneficial owner within two (2) business days. Investor's beneficial owner shall first transmit via telecopier to CKG the text of any proposed public announcement. CKG shall use its best efforts to timely forward to Investor, via telecopier, CKG's reasonable suggested revisions to the proposed announcement, provided, however, that in all events CKG shall send its suggested revisions to the proposed public announcement no later than two (2) business day from the time such proposed announcement was received by CKG. If CKG does not respond within two (2) business days of its receipt of the proposed public announcement, or if the Investor's beneficial owner agrees with CKG's revisions, the Investor may make the public announcement, as revised, immediately. In the event that Investor shall be unwilling to accept CKG's revisions, the Trustee who is the legal owner of Investor's interest in CKG and counsel for CKG, and/or CKG's President shall immediately confer with respect to the text of the proposed public announcement and seek to reach an agreement in connection with the proposed public announcement. In the event that Investor shall be unwilling to accept CKG's proposed revisions or if the Trustee and counsel for CKG and/or CKG's President shall fail to reach an agreement, as the case may be, and should Investor release the proposed public announcement without obtaining CKG's prior written approval, Investor shall, each time it issues any public announcement in violation of the provisions of this Section 13(n) shall pay to CKG an amount equal to $10,000, which amount shall be considered as and for liquidated damages for such violation of this Section 13(n) and not as a penalty.

         (o)      Use of Name.  Except as provided for pursuant to the terms and
                  -----------
conditions of Section 13(n) hereof, Investor shall make no use of any of the words "Omni-net", "Omni", "omni-net", "Omni-net.com", "CKG", "CKG Media" or "CKG Media.com", no matter what case, capital, lower or otherwise, or punctuation is used. Investor shall, each time it makes use of any such word in violation of the provisions of the immediately preceding sentence, pay to CKG an amount equal to $10,000, which amount shall be considered as and for liquidated damages for such violation of this Section 13(o) and not as a penalty.

          (p)     Life Insurance.  The Investor may, at Investor's sole cost and
                  --------------
expense, obtain life insurance (whether by purchasing one or more policies, collectively, the "Policy") on the life of CKG's President, Richard Glassberg (the "Insured Stockholder") in the face amount not to exceed $5,000,000, and the Investor shall be the beneficiary of such Policy. The Insured Stockholder agrees to cooperate in good faith in connection with the application for such policy, including, submitting to the necessary examinations for and making the necessary disclosures for, and otherwise cooperate in obtaining a Policy.

          (q) Each certificate representing the Stock shall contain a restrictive legend on their reverse side substantially in the following form:

     THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS. THE COMMON STOCK REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED (I) IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AND QUALIFICATION IN EFFECT WITH RESPECT THERETO UNDER THE SECURITIES ACT AND UNDER ANY APPLICABLE STATE SECURITIES LAW OR
     (II) UNLESS AN OPINION OF CKG MEDIA.COM, INC.'S COUNSEL THAT SUCH REGISTRATION AND QUALIFICATION IS NOT REQUIRED UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS AND THERE IS AN EXEMPTION THEREFROM.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                              CKG MEDIA.COM, INC.


                                              By:      /s/ Richard Glassberg
                                                 _____________________________
                                                     Name: Richard Glassberg
                                                     Title: President

                                              OMNI-NET.COM (HOLDINGS), INC.


                                              By:       /s/ Justin Walker
                                                 _____________________________
                                                     Name:  Justin Walker
                                                     Title: VP & General Counsel

                                              GROUP OMNI-NET, INC.


                                              By:       /s/ Justin Walker
                                                 ______________________________
                                                     Name:  Justin Walker
                                                     Title: VP & General Counsel

                                              ZULU-TEK, INC.


                                              By:       /s/ Justin Walker
                                                 _______________________________
                                                     Name:  Justin Walker
                                                     Title: VP & General Counsel

For Purposes of Sections 7(b), 8(z)(vii),     ENHANCED SERVICES COMPANY, INC.
13(n) and 13(o):
Agreed to and Accepted By:
                                              By:       /s/ Justin Walker
The CKG Media.com,                               _______________________________
Inc. Stock Trust                                     Name:  Justin Walker
                                                     Title: VP & General Counsel
By: /s/ Richard Fisher, Trustee
   __________________________________
        Richard Fisher
        Trustee


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